Exhibit 99.1

Second Quarter 2019 Presentation

SAFE HARBOR STATEMENT

In this presentation, we make certain statements and reference other information that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for forward-looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual results. We can give no assurance that our expectations expressed in forward-looking statements will prove to be correct.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require.

This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including "non-GAAP operating earnings per share," "non-GAAP operating income," and "non-GAAP operating return on equity." Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10-K and our Supplemental Investor Package, which can be found on our website <www.selective.com> under "Investors/Reports, Earnings and Presentations." We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance.

SELECTIVE INSURANCE℠

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OVERVIEW

41 st largest property and casualty insurance company based on 2018 NPW State Footprint 2018 NPW (up 6% Y/Y) Years of Financial Strength and Superior Execution Market Cap (as of 8/9/2019) 2018 GAAP Combined Ratio 27 $ 4.7B 90+ $2.5B 95.0% A TRACK RECORD OF SUPERIOR EXECUTION NON - GAAP OPERATING ROES* IN RECENT YEARS HAVE BEEN IN LINE WITH LONG - TERM TARGETS * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. PAGE 4

OUR SUSTAINABLE COMPETITIVE ADVANTAGES ▪ Enables effective management of pricing and retention ▪ Presents significant opportunity for profitable growth ▪ Agent overall satisfaction rating of 8.7/10 ▪ Locally - based underwriting, claims, and safety management specialists ▪ Agile capability and excellent data analytics ▪ Total attention to customer experience (“CX”) ▪ Developing holistic solution for 24 - hour omni - channel shared experience ▪ Increased customer engagement ▪ Value - added services True franchise value with “ivy league” distribution partners Unique field model enabled by sophisticated tools and technology Superior customer experience delivered by best - in - class employees PAGE 5

SUPER REGIONAL COMPANY WITH NATIONAL CAPABILITIES ~1,330 distribution partners ~720 distribution partners 27 States and D.C. 15 States All 50 States Standard Commercial (80% of NPW ) Standard Personal ( 11% of NPW ) E&S (9% of NPW ) ~90 wholesale distribution partners Note: NPW breakdown as of 1H 2019 PAGE 6

EXCELLENT OPERATING PERFORMANCE FULL YEAR 2018 HIGHLIGHTS: ▪ Consolidated combined ratio of 95.0% ▪ After - tax net investment income up 35% ▪ Non - GAAP operating ROE* of 12.5% 95.8% 94.5% 85% 90% 95% 100% 2014 2015 2016 2017 2018 2019E Underlying Combined Ratio Reported Combined Ratio * YTD (6/30/ 19) HIGHLIGHTS: ▪ Consolidated combined ratio of 93.9% ▪ After - tax net investment income up 21% from a year ago ▪ Non - GAAP operating ROE* of 12.8% 2019 guidance is for a 91.0 % GAAP combined ratio (excluding catastrophe losses of 3.5 points) Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. Historical GAAP Combined Ratios PAGE 7

SUMMARY OF OUR OPERATIONS Commercial Lines ( 80 % of NPW): A Profit Engine ▪ A focus on disciplined growth ▪ Strong calendar year profitability in workers compensation and general liability; commercial auto remains an area of focus ▪ Drivers of profitability include pricing in - line with expected claim trend, business mix improvement, and enhanced claims outcomes Personal Lines ( 11% of NPW) ▪ Targeting a 90% homeowners combined ratio in a normal CAT year (~14 points) ▪ Earned price increases and business mix shift to help personal auto margins ▪ Fifth largest “Write Your Own” National Flood Insurance Program participant; partial hedge for CAT losses Excess & Surplus (9% of NPW) ▪ Focus on target combined ratio; top - line will depend on market conditions ▪ “E&S light” product mix ▪ Margin improvement through targeted price increases; exiting challenged segments and claim outcome improvements Note: NPW breakdown as of 1H 2019 PAGE 8

OUR STRATEGIC INITIATIVES

Standard commercial lines renewal pure price increases that match or exceed expected claim trends Execute on strategy of growing market share Continue to enhance our customer experience strategy New hub established in the Southwest CONTINUED PROFITABLE GROWTH GEO - EXPANSION PRICE ALIGNMENT WITH EXPECTED CLAIM TREND EXCELLENT CUSTOMER SERVICE PAGE 10 2019 STRATEGIC INITIATIVES

▪ Commercial lines renewal pure price increases have exceeded CLIPS index since 2009, and are tracking in line with expected claim trends ▪ Ability to get appropriate price enabled by: o Strong distribution partner relationships o Sophisticated tools and actionable data o Culture of underwriting discipline PRICE INCREASES HAVE CONSISTENTLY OUTPERFORMED INDUSTRY 7.6% 3.2% 2.3% 83% 76% 80% 84% 88% -2.0% 2.0% 6.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H 2019 SIGI Pricing CLIPS Pricing SIGI Retention CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey, 2019 YTD data is for 1Q only Retention (%) Renewal Pure Price (%) On our way to an 11 - year record of pure renewal price increases that are above the industry average PAGE 11

A PORTFOLIO APPROACH TO UNDERWRITING Commercial Lines Pricing By Retention Group 65% 75% 85% 95% 0% 3% 6% 9% Above Average Average Below Average Low Very Low Renewal Pure Price CLAS Pure Rate % Premium Renewed Point of Renewal Retention % of Premium 49% 25% 15% 8% 3% As of June 30, 2019 ▪ Portfolio management approach yields higher retention and rate ▪ Granular and account - specific pricing, including: o Predictive modeling o Relative loss frequency and severity o Pricing deviation o Hazard and segment consideration Strong focus on developing tools and technologies that enable more efficient decision making PAGE 12

TARGETING GROWTH THROUGH MARKET SHARE AND GEO - EXPANSION PAGE 13 Historical Net Premiums Written COMMERCIAL LINES GROWTH DRIVERS: ▪ Target of growing share of wallet to 12% with existing distribution partners ▪ Target of appointments to represent 25% share in existing markets ▪ Geo - expansion (5 new states) ▪ New products and M&A Additional NPW opportunity > $ 2.5B by getting to 3% commercial lines market share in existing footprint LOWER RISK HIGHER RISK PAGE 13 Successful track record of cycle management and profitable growth 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 $0B Managed Premium Volume During Soft Market $ 2.8B PAGE 13

DELIVER A SUPERIOR OMNI - CHANNEL EXPERIENCE ▪ Changing expectations from customers, and potential disruptive threats from traditional and non - traditional competitors ▪ Partnering with agents to provide a seamless customer experience ▪ Identifying value - added services to increase new business hit ratios and retention rates: o Customized proactive messaging for product recall, notice of loss, or policy changes o Full digital capabilities o Additional service offerings such as Selective ® Drive and Security Mentor ® Customer - centricity is core to who we are as a company OMNI - CHANNEL CX IN 24/7 ENVIRONMENT “360 - DEGREE” VIEW OF CUSTOMER PROACTIVE MESSAGING VALUE - ADDED SERVICES SUCH AS SELECTIVE ® DRIVE PAGE 14

GEO - EXPANSION ENHANCES GROWTH OPPORTUNITIES ▪ Diversification and spread of risk o Targeting ~30 fully operational states o Remainder to support multi - state accounts ▪ Leverage existing Selective leaders and hire local underwriters who know the market and agencies ▪ Established new Southwest regional hub by entering AZ, CO, NM, and UT for commercial lines in 2017 and 2018 o AZ and UT for Personal Lines in 2018 PAGE 15 A well - thought out and disciplined approach to geo - expansion Footprint States Target States PAGE 15

FINANCIAL OVERVIEW

LOWER RISK PROFILE AND STRONG FINANCIAL STRENGTH A Lower Risk Profile ▪ Strong balance sheet underpinned by a conservative approach to: o Managing the investment portfolio o Purchasing reinsurance protection o Loss Reserving ▪ Conservative business and balance sheet profile allows for higher operating leverage o Each full point on combined ratio = ~1 point of ROE o Each full point of pre - tax investment yield = ~ 2.5 points of ROE PAGE 17 Low to Medium Hazard Writer A.M. Best A S&P A Moody’s A2 Fitch A+ PAGE 17

CONSERVATIVE INVESTMENT PORTFOLIO Fixed Income 90% Short-Term 5% Equities 2% Alternatives 3% Investment portfolio breakdown is as of 6 /30/19 Investment Portfolio Breakdown $ 6.4B of Investments ( 3 % High yield) ▪ Core fixed income and short - term investments comprise 92% (excluding high yield) of the investment portfolio: o “AA - ” average credit quality o Effective duration of 3.5 years ▪ Current risk asset allocation (high yield, public equity, and alternatives) at ~8% of invested assets , which is below our long - term target ▪ High yield securities ~3% of invested assets ▪ Ongoing work to further diversify our alternative investments portfolio PAGE 18 A conservative investment management philosophy, with a focus on highly - rated fixed income securities PAGE 18

ACTIVE PORTFOLIO MANAGEMENT DRIVES INVESTMENT RESULTS Historical After - Tax Net Portfolio Yields ▪ Strong investment performance driven by: o Lower Federal income tax rate o Modestly higher interest rates o Active portfolio management o Excellent operating cash flow (18% of NPW in 2018) o Strong alternative asset returns ▪ Maintained fixed income and short - term duration of 3.5 years and AA - average credit rating PAGE 19 After - tax yield on our fixed income portfolio was 2.9% for YTD (6/30/19) 2.2% 1.9% 1.9% 2.1% 2.8% 2.8% 3.0% 1.0% 2.0% 3.0% 2014 2015 2016 2017 2018 1Q 2019 2Q 2019 PAGE 19

CATASTROPHE LOSS IMPACT BELOW INDUSTRY AVERAGE Impact of Catastrophe Losses on Combined Ratio Note: Catastrophe impact for P&C industry based on A.M. Best estimates; 2019 estimate based on Review/Preview Report from February, 2019 0 6 12 2003 2005 2007 2009 2011 2013 2015 2017 2019B SIGI Avg. P&C Industry Avg. SIGI pts P&C Industry ▪ Catastrophe loss impact over the past 16 years has averaged: o 5.1 percentage points for the P&C industry o 2.9 percentage points for Selective ▪ Catastrophe loss mitigation initiatives include: o Strict guidelines around coastal properties o Focus on geographic diversification and growth that minimizes peak CAT aggregations PAGE 20 Relatively low historical volatility from catastrophe losses on the combined ratio PAGE 20

CONSERVATIVE REINSURANCE PROGRAM 2% 2% 2% 2% 3% 5% 20% 0% 6% 12% 18% 24% 25 50 100 150 200 250 500 (Return Period in Years) Net Single - Event Hurricane Loss* as a % of Equity * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/19. GAAP equity as of 6/30/19. ▪ 2019 property catastrophe treaty structure: o Coverage of $735M in excess of $40M retention o $242M in collateralized limit, primarily in the top layer of the program o Additional earnings volatility protection from our non - footprint $35M in excess of $5M layer ▪ Property XOL treaty covers losses up to $58M in excess of $2M retention ▪ Casualty XOL treaty covers losses up to $88M in excess of $2M retention PAGE 21 Balance sheet protection through conservative program and strong panel of reinsurance partners PAGE 21

STRONG RESERVING TRACK RECORD ▪ Disciplined reserving practices: o Quarterly actuarial reserve reviews o Semi - annual independent review o Independent year - end opinion ▪ Favorable reserve development in Workers Compensation and General Liability was partially offset by strengthening in Commercial Auto and E&S lines in 2018 Impact of Casualty Reserve Development on our Combined Ratio 0.0% 2.0% 4.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H19 PAGE 22 Thirteen consecutive years of net favorable casualty reserve development PAGE 22

MARGIN IMPROVEMENT EXPECTED IN 2019 Reconciliation of 2019 GAAP Combined Ratio Guidance 2018 Underlying Combined Ratio 93.1% 2.4% Loss Trend (2.1)% Earned Rate (1.0)% Claims/ UW Improvement 2019 Combined Ratio Guidance (Ex - CAT) 91.0 % Expenses (includes PH Dividends) 0.2% Normalization of non - CAT Property Losses (0.6)% ▪ Targeting price increases to keep up with expected claim trend ▪ Assumes no additional prior - year casualty reserve development ▪ Business mix improvement through risk segmentation ▪ Claims and underwriting improvement ▪ CAT budget of 3.5 points PAGE 23 Targeting underlying margin improvement of 110 basis points in 2019 (1.0)% Calendar Year Reserve Development PAGE 23

STRONG CAPITAL AND LIQUIDITY POSITION, FOCUS ON EXPENSES ▪ Cost management and greater leverage from NPW growth helps manage expense ratio ▪ Restructured long - term stock compensation program should reduce corporate expenses over time ▪ Will continue to make significant investments for the future $ EXPENSE MANAGEMENT ▪ Strong capital position with 21.1% debt - to - capital ▪ Target NPW/surplus ratio of ~ 1.4x ( lower end of historical range) ▪ Targeted dividend payout ratio of ~25% ▪ Growing the business currently provides the most attractive capital deployment opportunity ▪ Parent company cash and investments currently well in excess of 2x outflow target CAPITAL AND LIQUIDITY PLAN PAGE 24

A FOCUS ON ROE AND GROWTH IN BOOK VALUE PER SHARE Strong Track Record of Book Value per Share Growth and Shareholder Value Creation $15.81 $34.71 -$300 $200 $700 $1,200 $1,700 $2,200 $8 $16 $24 $32 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H2019 ($ in millions) GAAP Stockholders' Equity Book Value Per Share Generating non - GAAP operating ROE* in line with our long - term target Superior growth in book value per share Higher total shareholder returns over time Sustainable growth rate is 9% (or 75% of non - GAAP operating ROE*) * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. PAGE 25

STRONG ROE OUTPERFORMANCE RELATIVE TO PEERS Historical Non - GAAP Operating ROEs* Peer index includes TRV, HIG, CNA, CINF, THG, UFCS, MCY, HMN, and KMPR * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. 10.3% 12.8% 8.2% 10.1% 0% 5% 10% 15% 2014 2015 2016 2017 2018 1H'19 SIGI Operating ROE Peer Avg. Operating ROE ▪ Solid underwriting and investment contributions ▪ Superior 12.5% non - GAAP operating ROE in 2018 o Underwriting ROE contribution of 5.5% o Investment ROE contribution of 9.2% ▪ 2019 non - GAAP operating ROE target ( not guidance ) of 12% ▪ YTD (6/30/19) ROE of 12.8% PAGE 26 Five consecutive years of double - digit non - GAAP operating ROE puts us among select group of peers PAGE 26

TOTAL SHAREHOLDER RETURNS HAVE OUTPERFORMED BENCHMARKS 24% 38% 27% 22% 19% 11% 11% 15% 25% 26% 16% 17% 0% 10% 20% 30% 40% SIGI S&P 500 S&P Prop/Cas 1 Year 5 Years 10 Years Total Shareholder Return Note: Total shareholder return calculations as of June 30, 2019 Year - to - date ▪ Significant outperformance in total shareholder return relative to S&P P&C insurance index and S&P 500 index over the past 1 - and 5 - year periods ▪ Share price performance has reflected our ability to generate strong and consistent financial results PAGE 27 Our stock performance has significantly outperformed peers and equity markets in recent years PAGE 27

▪ Leveraging our competitive strengths to generate sustained financial outperformance o Strong franchise value with “ivy league” distribution partners o Unique field model enabled by sophisticated technology o Strong customer experience ▪ Excellent growth opportunities within footprint and geo - expansion ▪ Solid underwriting margins, and non - GAAP operating ROEs* in line with our financial targets ▪ Conservative approach to risk selection and balance sheet management Selective delivers high - tech, high - touch insurance solutions while leveraging a unique distribution model to generate long - term value OUR VALUE PROPOSITION * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es PAGE 28

Second Quarter 2019 Presentation